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                                                                   EXHIBIT 99.2

 NOTICE OF GUARANTEED DELIVERY FOR TENDER OF 9 1/4% SENIOR SUBORDINATED NOTES
               DUE 2007 (INCLUDING THOSE IN BOOK-ENTRY FORM) OF
                             THE MAXIM GROUP, INC.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of The Maxim Group, Inc. (the "Company") made pursuant to the Prospectus, dated November , 1997 (the "Prospectus"), if certificates for the outstanding 9 1/4% Senior Subordinated Notes due 2007 of the Company (the "144A Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to State Street Bank and Trust Company (the "Exchange Agent") as set forth below. In addition, unless delivery of the 144A Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at the DTC, in order to utilize the guaranteed delivery procedure to tender 144A Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

              STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

       By Mail                By Facsimile Transmission:   By Hand or Overnight
(registered or certified mail                                      Courier:
       recommended):
                                 (617) 664-5395

                                                   State Street Bank and Trust
State Street Bank and Trust                           Company Corporate Trust
   Company Corporate Trust                             Department 4th floor Two
     Department P.O. Box                             International Place Boston,
  778 Boston, MA 02102-0078                                   MA 02110

                 Confirm by Telephone or for Information Call:

                                (617) 664-5587

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of 144A Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of 144A Notes tendered:*
$ ________________________

Certificate No(s). (if available):
__________________________

Total Principal Amount Represented by Certificate(s):
$ ________________________

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN HERE
X ________________________________           __________________________________
X ________________________________           __________________________________
   Signature(s) of Owner(s) or                              Date
       Authorized Signatory
Area Code and Telephone Number: _____________________

  Must be signed by the holder(s) of 144A Notes as their name(s) appear(s) on certificates for 144A Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If 144A Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                     Please print name(s) and address(es)
Name (s):    ------------------------------------------------------------------
             ------------------------------------------------------------------
             ------------------------------------------------------------------
             ------------------------------------------------------------------
Capacity:    ------------------------------------------------------------------
Address(es): ------------------------------------------------------------------
Account Number:
             ------------------------------------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the 144A Notes being tendered hereby or confirmation of book-entry transfer of such 144A Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within five business days after the Expiration Date.
 Name of Firm: ______________________________________________________________
 Address: ___________________________________________________________________
 ____________________________________________________________________________
 Area Code and Telephone No.: _______________________________________________
 Authorized Signature: ______________________________________________________
 Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)
 Title: _____________________________________________________________________
 Dated: _____________________

 NOTE: DO NOT SEND CERTIFICATES OF 144A NOTES WITH THIS FORM. CERTIFICATES
       OF 144A NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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